UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 2, 2009
ADVANCED BIOENERGY, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250
Minneapolis, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Telephone Number: (763) 226-2701
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other information
On July 2, 2009, Advanced Bioenergy, LLC sent out an update letter to existing unit holders. The unit holder letter is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Unit holder letter dated July 2, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2009	ADVANCED BIOENERGY, LLC
	By:	/s/ Richard R. Peterson
Richard R. Peterson
Chief Executive Officer, Vice President of Accounting and Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description	Manner of Filing

99.1	Unit holder letter dated July 2, 2009.	Filed Electronically